                            MAGUIRE PROPERTIES, INC.

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                              FOR THE QUARTER ENDED
                                  JUNE 30, 2003

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003


                                TABLE OF CONTENTS

CORPORATE DATA                                                                                  PAGE
                                                                                                ----
     Company Background.......................................................................    4
     Investor Information.....................................................................    5
     Common Stock Data........................................................................    6

CONSOLIDATED FINANCIAL RESULTS

     Consolidated and Combined Balance Sheets.................................................    8
     Consolidated and Combined Statements of Operations.......................................    9
     Capital Structure........................................................................   10
     Consolidated Debt Analysis...............................................................   11
     Debt Maturities..........................................................................   12

PORTFOLIO DATA

     Portfolio Overview - Square Footage......................................................   14
     Portfolio Listing - Occupancy and In-Place Rents.........................................   15
     Major Tenants............................................................................   16
     Lease Expirations........................................................................   17
     Leasing Activity.........................................................................   18
     Tenant Concessions and Leasing Commissions...............................................   19
     Historical Capital Expenditures..........................................................   20
     Hotel - Performance and Historical Capital Expenditures..................................   21
     Value Creation Pipeline..................................................................   22

This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants' financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003




                                 CORPORATE DATA

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003


                               COMPANY BACKGROUND

Maguire Properties, Inc. (the "Company"), a self-administered and self-managed real estate investment trust, is one of the largest owners, managers and developers of first-class office properties in the Los Angeles Metropolitan area, with a significant presence in three submarkets: Los Angeles Central Business District, Tri-Cities (Pasadena, Burbank and Glendale) and Cerritos. The predecessor Company was founded in 1968 by Robert Maguire and has developed over 30 million square feet of office properties nationally.

On June 27, 2003, we closed the initial public offering of 36,510,000 shares raising over $693 million in gross proceeds. On July 8, 2003, we issued an additional 5,476,500 shares of common stock as a result of the exercise of the underwriter over-allotment option. We received an additional $104 million of gross proceeds.

We own a portfolio totaling approximately 9.4 million feet consisting of eight office properties with approximately 6.1 million net rentable square feet, one 350-room hotel with 266,000 square feet, and total on and off-site parking of approximately 3.1 million feet, accommodating a capacity of over 10,500 vehicles. We also own an undeveloped two-acre land parcel adjacent to an existing office property that we believe can support approximately 300,000 net rentable square feet of office development.

This Supplemental Operating and Financial Data supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.maguireproperties.com.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003


                              INVESTOR INFORMATION

                              555 West Fifth Street
                                   Suite 5000
                           Los Angeles, CA 90013-1010
                                 (213) 626-3300
                              (213) 687-4758 (fax)

                              - SENIOR MANAGEMENT -

Robert F. Maguire III    Chairman of the Board and Co-CEO                    Robert P. Goodwin      SVP, Development
Richard I. Gilchrist     President and Co-CEO                                Daniel F. Gifford      SVP, Asset Management
Dallas E. Lucas          Executive Vice President, Chief Financial Officer   Tony Morales           SVP, Leasing
Mark T. Lammas           SVP, General Counsel                                Timothy H. Walker      SVP, Marketing
Javier F. Bitar          SVP, Finance                                        Peggy M. Moretti       VP, Investor Relations

                                  - CORPORATE -

           Investor Relations Contact: Peggy M. Moretti (213) 626-3300 Please visit our corporate website at: www.maguireproperties.com

                            EQUITY RESEARCH COVERAGE

A.G. Edwards & Sons                 David Aubuchon                (314) 955-5452
Banc of America Securities          Lee Schalop                   (212) 847-5677
Credit Suisse First Boston          Jay Haberman                  (212) 538-5250
Deutsche Bank Alex. Brown           Louis Taylor                  (212) 469-4912
Legg Mason Wood Walker              David Fick                    (410) 454-5018
Green Street Advisors               Jim Sullivan                  (949) 640-8780
Raymond James & Associates          Paul Puryear                  (727) 567-3800
Salomon Smith Barney                Jonathan Litt                 (212) 816-0231
UBS Warburg                         Keith Mills                   (212) 713-3098
Wachovia Securities                 Christopher Haley             (443) 263-6773

                                     TIMING

 Quarterly results for the remainder of 2003 will be announced according to the following anticipated schedule:

                Third Quarter                        Early November
                Fourth Quarter                       Early February

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003



                          COMMON STOCK DATA (NYSE: MPG)

Maguire Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: MPG. MPG's common stock since the initial public offering on June 24, 2003 through June 30, 2003 has had the following characteristics (based on New York Stock Exchange closing prices):

                                                                                                        2ND QUARTER 2003
                                                                                                        ----------------
High Price                                                                                                 $     19.40

Low Price                                                                                                  $     19.00

Closing Price                                                                                              $     19.25

Dividends per share - Annualized (1)                                                                       $      1.60

Closing Dividend Yield - Annualized                                                                               8.31%

Closing Shares and Limited Partnership Units Outstanding (thousands)                                            48,168

Closing Market Value of Shares and Limited Partnership Units Outstanding (thousands)                       $   927,246

(1) We intend to pay a pro rata initial distribution with respect to the period commencing with the closing of the offering on June 27, 2003 and ending September 30, 2003, based on $.40 per share for a full quarter.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003




                         CONSOLIDATED FINANCIAL RESULTS

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003



                    CONSOLIDATED AND COMBINED BALANCE SHEETS
                                 (in thousands)



                                                                                               JUNE 30, 2003       DECEMBER 31, 2002
                                                                                               -------------       -----------------
                                                                                                (unaudited)            (audited)
  ASSETS
Investment in real estate, net                                                                  $ 1,267,527           $   549,384
Cash and cash equivalents including restricted cash                                                  95,288                27,283
Rents, deferred rents and other receivables                                                          16,517                17,116
Deferred charges, net                                                                                68,227                17,979
Other assets                                                                                         16,840                10,277
                                                                                                -----------           -----------
  TOTAL ASSETS                                                                                  $ 1,464,399           $   622,039
                                                                                                ===========           ===========


  LIABILITIES AND STOCKHOLDERS' EQUITY AND OWNERS' DEFICIT
Loans payable                                                                                   $   985,000           $   658,038
Losses and distributions in excess of investments in real estate entities
and loans payable to such entities                                                                   16,172                78,609
Accounts payable, accrued interest payable and other liabilities                                     73,086                40,461
Acquired lease obligations                                                                           39,380                 4,099
                                                                                                -----------           -----------
  TOTAL LIABILITIES                                                                               1,113,638               781,207
                                                                                                -----------           -----------
Minority deficit                                                                                         --               (12,889)
Minority interests                                                                                   80,097                    --

  STOCKHOLDERS' EQUITY AND OWNERS' DEFICIT
Common stock and additional paid in capital                                                         321,933                    --
Accumulated deficit                                                                                 (46,242)                   --
Unearned compensation                                                                                (5,997)                   --
Accumulated other comprehensive income                                                                  970                    --
Owners' deficit                                                                                          --              (146,279)
                                                                                                -----------           -----------
  TOTAL STOCKHOLDERS' EQUITY AND OWNERS' DEFICIT                                                    270,664              (146,279)
                                                                                                -----------           -----------
  TOTAL LIABILITIES AND OWNERS' DEFICIT / STOCKHOLDERS' EQUITY                                  $ 1,464,399           $   622,039
                                                                                                ===========           ===========

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003




               CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
                  (in thousands, except for per share amounts)
                                   (unaudited)

                                                                                                        THREE MONTHS ENDED
                                                                                                            HISTORICAL
                                                                                             ---------------------------------------
                                                                                             JUNE 30, 2003 (1)        MARCH 31, 2003
                                                                                             -----------------        --------------
REVENUE:
        Rental                                                                                   $  15,691              $  14,398
        Tenant reimbursements                                                                        6,028                  7,279
        Hotel operations                                                                             4,425                  4,488
        Parking                                                                                      2,824                  3,040
        Management, leasing and development services to affiliates                                     882                  1,488
        Other                                                                                        2,788                    445
                                                                                                 ---------              ---------
        TOTAL REVENUE                                                                               32,638                 31,138
                                                                                                 ---------              ---------

EXPENSES:
        Rental property operating and maintenance                                                    6,278                  6,612
        Hotel operating and maintenance                                                              3,295                  3,505
        Real estate taxes                                                                            1,702                  1,575
        General and administrative                                                                  18,779                  4,022
        Depreciation and amortization                                                                6,280                  5,511
        Interest                                                                                    13,596                 12,097
        Loss on extinguishment of debt                                                              50,996                     --
        Other                                                                                       11,838                    144
                                                                                                 ---------              ---------
        TOTAL EXPENSES                                                                             112,764                 33,466
                                                                                                 ---------              ---------

        Loss before equity in net income of real estate entities                                   (80,126)                (2,328)
        Equity in net income of real estate entities                                                   760                    894
                                                                                                 ---------              ---------
           Loss before minority interests                                                          (79,366)                (1,434)
        Minority interests                                                                          13,553                   (144)
                                                                                                 ---------              ---------
        NET LOSS                                                                                 $ (65,813)             $  (1,578)
                                                                                                 =========              =========



(1) Represents combined operating results for Maguire Properties, Inc. for the four day period from June 27, 2003 to June 30, 2003 and the Maguire Properties Predecessor for the period from April 1, 2003 to June 26, 2003. The operating results for the quarter ended June 30, 2003 are not comparable to future expected operating results of the company since they include various offering-related charges.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003



                                CAPITAL STRUCTURE

                                CONSOLIDATED DEBT
                                 (in thousands)

                                                                                                 AGGREGATE
                                                                                                 PRINCIPAL
                                                                                               JUNE 30, 2003
                                                                                               -------------
Mortgage and Other Secured Loans Payable                                                          $985,000
Secured Credit Facility                                                                                 --
                                                                                                  --------
TOTAL DEBT                                                                                        $985,000
                                                                                                  ========

                                     EQUITY
                                 (in thousands)



                                                                      SHARES & UNITS
                                                                        OUTSTANDING          MARKET VALUE (1)
                                                                      --------------         ----------------
Common Stock                                                                 37,169             $  715,508
Operating Partnership Units                                                  10,999                211,738
                                                                         ----------             ----------
TOTAL EQUITY                                                                 48,168                927,246
                                                                         ==========             ----------

TOTAL MARKET CAPITALIZATION                                                                     $1,912,246
                                                                                                ==========



(1)   Value based on June 30, 2003 closing price of $19.25.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003



                           CONSOLIDATED DEBT ANALYSIS
                                 (in thousands)




                                                                      PRINCIPAL BALANCE                      INTEREST RATE
                                                   MATURITY DATE     AS OF JUNE 30, 2003       % OF DEBT   AS OF JUNE 30, 2003
                                                   -------------     -------------------       ---------   -------------------
FLOATING RATE DEBT
   Gas Company Tower & 808 South Olive                                   $   280,000             28.43%            3.70%
     Floating rate debt                            June 27, 2008              30,000              3.05%            7.50%
     Interest rate swapped debt                    June 27, 2007             250,000             25.38%            3.25%

   KPMG Tower                                                                195,000             19.80%            3.60%
     Floating rate debt                            August 31, 2005           123,000             12.49%            3.20%
     Interest rate swapped debt                    August 31, 2005            72,000              7.31%            4.28%

   Credit Facility                                 June 27, 2006                  --              0.00%            3.03%
   Interest rate swapped debt                                               (322,000)           (32.69)%           3.48%
                                                                         -----------       -----------      -----------

TOTAL UNHEDGED FLOATING RATE DEBT                                        $   153,000             15.53%            4.04%

FIXED RATE AND HEDGED VARIABLE RATE DEBT
   US Bank Tower                                   June 27, 2013             260,000             26.40%            4.66%
   Wells Fargo Tower                               June 26, 2010             250,000             25.38%            4.68%
   Interest rate swapped debt                                                322,000             32.69%            3.48%
                                                                         -----------       -----------      -----------

TOTAL FIXED RATE AND HEDGED VARIABLE RATE DEBT                           $   832,000             84.47%            4.21%
                                                                         -----------       -----------      -----------

TOTAL CONSOLIDATED DEBT                                                  $   985,000            100.00%            4.18%
                                                                         ===========       ===========      ===========

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003





                                 DEBT MATURITIES
                                 (in thousands)



   PROPERTY                       2003    2004       2005          2006        2007        THEREAFTER     TOTAL
   --------                       ----    ----       ----          ----        ----        ----------     -----
US Bank Tower                     $ --    $ --     $     --        $ --     $     --        $260,000     $260,000
Gas Company Tower                   --      --           --          --      250,000(2)       30,000      280,000
Wells Fargo Tower                   --      --           --          --           --         250,000      250,000
KPMG Tower                          --      --      195,000(1)       --           --              --      195,000
                                  ----    ----     --------        ----     --------        --------     --------

                                  $ --    $ --     $195,000        $ --     $250,000        $540,000     $985,000
                                  ====    ====     ========        ====     ========        ========     ========

Secured Line of Credit              --      --           --          --           --              --           --
                                  ----    ----     --------        ----     --------        --------     --------
TOTAL                             $ --    $ --     $195,000        $ --     $250,000        $540,000     $985,000
                                  ====    ====     ========        ====     ========        ========     ========

(1)  Two one-year extension options available.

(2)  A one-year extension option available.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003


                                 PORTFOLIO DATA

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003





                       PORTFOLIO OVERVIEW - SQUARE FOOTAGE
              RENTABLE SQUARE FEET OF OFFICE PROPERTIES BY LOCATION

                                                                                                                PROPERTY SF
                                                                                                                -----------
Los Angeles Central Business District
     US Bank Tower                                                                                               1,371,538
     Gas Company Tower & 808 South Olive                                                                         1,335,957
     Wells Fargo Tower                                                                                           1,380,365
     KPMG Tower                                                                                                  1,117,590
                                                                                                                 ---------
Total Los Angeles Central Business District                                                                      5,205,450
                                                                                                                 ---------
Tri-Cities
     Pasadena - Plaza Las Fuentes                                                                                  183,614
     Glendale - Glendale Center                                                                                    382,888
                                                                                                                 ---------
Total Tri-Cities                                                                                                   566,502
                                                                                                                 ---------
Cerritos
     Cerritos Corporate Center - Phase I                                                                           221,968
     Cerritos Corporate Center - Phase II                                                                          104,567
                                                                                                                 ---------
Total Cerritos                                                                                                     326,535
                                                                                                                 ---------
TOTAL OFFICE PROPERTIES                                                                                          6,098,487 (1)
                                                                                                                 ---------

                                 HOTEL PROPERTY

                                                                                    NUMBER OF
                                                                                      ROOMS                       HOTEL SF
                                                                                      -----                       --------
Westin Hotel, Pasadena, CA                                                             350                         266,000

                                GARAGE PROPERTIES

                                                                                       VEHICLE
                                                                                       CAPACITY                    GARAGE SF
                                                                                       --------                    ---------
On-Site Parking
     US Bank Tower                                                                        513                      230,650
     Gas Company Tower                                                                  1,161                      319,581
     Wells Fargo Tower                                                                  1,393                      426,926
     KPMG Tower                                                                           820                      251,313
     Glendale Center                                                                    1,249                      486,287
     Cerritos Corporate Center - Phase I                                                  674                      221,856
     Cerritos Corporate Center - Phase II                                                 613                      194,434

Off-Site Garages
     808 South Olive Garage                                                               928                      345,933
     Westlawn Garage                                                                    1,047                      363,906
     X-2 Garage                                                                           774                      248,248
                                                                                        -------                  ---------
TOTAL GARAGE PROPERTIES                                                                 9,172(2)                 3,089,134
                                                                                        -------                  ---------

TOTAL PORTFOLIO                                                                                                  9,453,621
                                                                                                                 =========

(1) Increased from 6,043,135 at March 31, 2003 due to additional square footage from remeasurement of new & renewed leases.

(2)  Actual vehicles under monthly contract are 10,529 due to oversell factor.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003


                PORTFOLIO LISTING - OCCUPANCY AND IN-PLACE RENTS


                                                                                                     ANNUALIZED    ANNUALIZED RENT
           PROPERTY                           SUB-MARKET                     SQUARE FEET  % LEASED     RENT (1)       $/RSF (2)
           --------                           ----------                     -----------  --------     --------       ---------

       US Bank Tower               Los Angeles Central Business District      1,371,538    90.6%    $ 35,610,118      $28.67
       Gas Company Tower           Los Angeles Central Business District      1,335,957    96.1%      34,074,657       26.54
       Wells Fargo Tower           Los Angeles Central Business District      1,380,365    89.2%      20,012,258       16.25
       KPMG Tower                  Los Angeles Central Business District      1,117,590    90.2%      18,254,307       18.11
       Plaza Las Fuentes           Tri-Cities                                   183,614    94.1%       3,228,753       18.68
       Glendale Center             Tri-Cities                                   382,888    96.8%       7,179,442       19.37
       Cerritos - Phase I          Cerritos Office                              221,968   100.0%       5,084,054       22.90
       Cerritos - Phase II         Cerritos Office                              104,567   100.0%       2,141,371       20.48
                                                                              ---------    ----     ------------     ------
       TOTAL/WEIGHTED AVERAGE                                                 6,098,487    92.4%    $125,584,960     $22.29
                                                                              =========    ====     ============     ======


                                                                               % LEASED                   % LEASED
                                                                                Q2 2003                    Q2 2002
                                                                                -------                    -------

       US Bank Tower                                                              90.6%                     92.9%
       Gas Company Tower                                                          96.1%                     92.7%
       Wells Fargo Tower                                                          89.2%                     89.7%
       KPMG Tower                                                                 90.2%                     96.3%
       Plaza Las Fuentes                                                          94.1%                     94.1%
       Glendale Center                                                            96.8%                     96.8%
       Cerritos - Phase I                                                        100.0%                    100.0%
       Cerritos - Phase II                                                       100.0%                    100.0%
                                                                                 -----                     -----

       TOTAL PORTFOLIO                                                            92.4%                     93.4%
                                                                                 =====                     =====

(1) Annualized rent represents the annualized monthly contractual rent under existing leases as of June 30, 2003. This amount reflects total base rent before any one-time or non-recurring rent abatements but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a fully gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(2) Annualized rent per rentable square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003

                                  MAJOR TENANTS

                                                                                    % OF
                                                                                   AGGREGATE
                                                                                    LEASED       WEIGHTED
                                                             % OF        TOTAL      SQUARE       AVERAGE
                                   NUMBER                     TOTAL     LEASED       FEET       REMAINING
                                     OF       ANNUALIZED   ANNUALIZED   SQUARE    OF EXISTING  LEASE TERM
    TENANT                        LOCATIONS    RENT (1)       RENT       FEET      PORTFOLIO    IN MONTHS
    ------                        ---------    --------       ----       ----      ---------    ---------
1   Southern California
    Gas Company                   1          $ 16,585,913   13.2%        558,318      9.9%        100
2   Sempra (Pacific Enterprises)  1             8,504,539    6.8%        225,756      4.0%         84
3   Wells Fargo Bank              2            10,194,019    8.1%        431,716      7.7%         80
4   Latham & Watkins              1            10,021,818    8.0%        348,240      6.2%         86
5   AT&T Wireless                 2             7,225,425    5.8%        326,535      5.8%        122
6   Los Angeles Unified
    School District               2             5,029,594    4.0%        318,094      5.6%         30
7   Morrison & Foerster           1             6,648,241    5.3%        192,775      3.4%         39
8   Jones, Day, Reavis & Pogue    1             4,982,380    4.0%        152,166      2.7%         40
9   Gibson Dunn & Crutcher        1             4,947,578    3.9%        292,388      5.2%        160
10  Munger Tolles & Olson         1             3,740,930    3.0%        151,113      2.7%         37
11  White & Case                  1             3,666,720    2.9%         91,668      1.6%         26
12  KPMG                          2             3,160,009    2.5%        199,329      3.5%        118
13  Disney Enterprises            1             3,085,885    2.5%        156,215      2.8%         96
14  Bank of America               2             2,608,533    2.1%        144,171      2.6%        103
15  US Bank                       1             2,421,540    1.9%        121,077      2.2%        144
16  Bingham McCutchen             1             2,081,700    1.6%         77,604      1.4%        115
17  Sidley Austin Brown & Wood    1             1,678,119    1.3%        125,463      2.2%         66
18  Time Warner Entertainment     1             1,648,149    1.3%         70,134      1.2%         34
19  Oaktree Capital Management    1             1,618,017    1.3%         99,666      1.8%         69
20  Reed Smith Crosby Heafey      1             1,128,962    0.9%         64,715      1.1%        102
                                             ------------   ----         -------      ---         ---
    TOTAL/WEIGHTED AVERAGE (2)               $100,978,071    80.4%     4,147,143     73.6%         87
                                             ============    ====      =========     ====          ==




                                               S & P
                                               CREDIT
                                               RATING /
                                             NATIONAL
    TENANT                                  RECOGNITION (3)
    ------                                  ---------------
1   Southern California
    Gas Company                                  A+
2   Sempra (Pacific Enterprises)                  A
3   Wells Fargo Bank                             AA-
4   Latham & Watkins                      4th Largest US Firm
5   AT&T Wireless                                BBB
6   Los Angeles Unified
    School District                              AA-
7   Morrison & Foerster                  21st Largest US Firm
8   Jones, Day, Reavis & Pogue            3rd Largest US Firm
9   Gibson Dunn & Crutcher                15th Largest US Firm
10  Munger Tolles & Olson              Prominent Regional Law Firm
11  White & Case                           9th Largest US Firm
12  KPMG                              4th Largest US Accounting Firm
13  Disney Enterprises                          BBB+
14  Bank of America                              A+
15  US Bank                                      A+
16  Bingham McCutchen                    29th Largest US Firm
17  Sidley Austin Brown & Wood            5th Largest US Firm
18  Time Warner Entertainment                   BBB+
19  Oaktree Capital Management    Prominent International Investment Firm
20  Reed Smith Crosby Heafey            54th Largest US Firm

    TOTAL/WEIGHTED AVERAGE (2)

(1) Annualized base rent is calculated as monthly contractual base rent under existing leases as of June 30, 2003, multiplied by 12; for those leases where rent has not yet commenced, the first month in which rent is to be received is used to determine annualized base rent.

(2) The weighted average calculation is based on the net rentable square feet leased by each tenant.

(3) S&P credit ratings are as of June 30, 2003 and rankings of law firms are based on total gross revenue in 2002 as reported by American Lawyer Media's LAW.com.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003

                                LEASE EXPIRATIONS



                     TOTAL
                    AREA IN
                    SQUARE
                     FEET         PERCENTAGE
                    COVERED           OF                     PERCENTAGE       CURRENT
                      BY          AGGREGATE                 OF GROSS AND       RENT            RENT PER
                   EXPIRING         SQUARE        ANNUAL      ANNUAL            PER           SQUARE FOOT
YEAR                LEASES          FEET           RENT        RENT          SQUARE FOOT     AT EXPIRATION
----                ------          ----           ----        ----          -----------     -------------
Available           463,563         7.6%
2003                189,567         3.1%      $  2,934,316       2.3%         $15.48        $   15.48
2004                166,890         2.7%         3,384,029       2.7%          20.28            20.28
2005                549,577         9.0%        15,049,976      12.0%          27.38            27.78
2006                705,216        11.6%        15,204,755      12.1%          21.56            23.14
2007                421,410         6.9%         8,710,681       7.0%          20.67            23.69
2008                226,102         3.7%         3,321,275       2.7%          14.69            15.23
2009                409,521         6.7%        10,577,427       8.4%          25.83            26.30
2010                345,126         5.7%        10,326,771       8.2%          29.92            31.18
2011              1,013,874        16.6%        24,881,637      19.8%          24.54            30.88
2012                152,257         2.5%         2,652,059       2.1%          17.42            23.22
Thereafter        1,455,384        23.9%        28,542,034      22.7%          19.61            22.49
                  ---------        ----         ----------      ----           -----            -----
TOTAL             6,098,487       100.0%      $125,584,961     100.0%         $22.29        $   24.92
                  =========       =====       ============     =====          ======        =========



LEASES EXPIRING IN THE NEXT 4 QUARTERS:

3rd Quarter 2003             42,492          0.7%     $  645,324        0.5%     $15.19       $ 15.19
4th Quarter 2003 (1)        147,075          2.4%      2,288,992        1.8%      15.56         15.56
1st Quarter 2004             23,356          0.4%        368,427        0.3%      15.77         15.77
2nd Quarter 2004             59,170          1.0%      1,139,654        0.9%      19.26         19.26

(1) Includes tenants leasing on a month-to-month basis.

                            MAGUIRE PROPERTIES, INC.

                               SECOND QUARTER 2003

                                LEASING ACTIVITY

                                                                FOR THE
                                                           THREE MONTHS ENDED
                                                              JUNE 30, 2003                           % LEASED
                                                              -------------                           --------
LEASED SQUARE FEET AS OF MARCH 31, 2003                        5,410,492                                89.5%

   Expirations                                                  (175,108)                               (2.9)%
   New Leases                                                    330,008                                 5.4%
   Renewals                                                       20,243                                 0.3%
   Increased Square Footage Due to Remeasurement                  49,289                                 0.8%
                                                               ---------                                ----
LEASED SQUARE FEET AS OF JUNE 30, 2003                         5,634,924                                92.4%
                                                               ---------                                ----

CASH RENT GROWTH (1)

   Expiring Rate per Square Foot                                                                     $ 18.30
   New / Renewed Rate per Square Foot                                                                $ 18.80
   Percentage Increase                                                                                    2.8%

GAAP RENT GROWTH (2)

   Expiring Rate per Square Foot                                                                     $ 16.67
   New / Renewed Rate per Square Foot                                                                $ 19.84
   Percentage Increase                                                                                  19.0%

WEIGHTED AVERAGE LEASE TERM - NEW (IN MONTHS)                                                             92
WEIGHTED AVERAGE LEASE TERM - RENEWAL (IN MONTHS)                                                         20


                                           SQUARE      EFFECTIVE          ORIGINAL GAAP          NEW GAAP
EARLY LEASE RENEWALS / MODIFICATIONS        FEET          DATE               RENT                 RENT
                                            ----          ----               ----                 ----
Gibson Dunn & Crutcher (3)                 268,268     July 1, 2003     $ 18.18 (5)          $   22.38 (5)
Morrison & Foerster (4)                    138,776     July 1, 2004       32.02                  26.79

(1) Represents the difference between initial market rents on new and renewed leases as compared to the cash rents on expiring or terminated leases. Excludes new and renewed leases for spaces with more than six months of downtime.

(2) Represents estimated cash rent growth adjusted for straight-line rents in accordance with generally accepted accounting principles.

(3) In connection with the early renewal in which the lease term was extended from 11/29/2012 to 11/28/2017, the lease terms were modified to increase the square footage due to remeasurement, lease of 24,120 square feet of new space, and an increase in the existing rental rate. The tenant was granted total concession of $12.8 million as part of the lease modification.

(4) In connection with the early renewal in which the lease term was extended from 10/7/2006 to 9/30/2013, the lease terms were modified to increase the square footage due to remeasurement and the existing rental rate was reduced. The tenant was granted total concession of $8.4 million as part of the lease modification.

(5) GAAP rent for Gibson Dunn & Crutcher is reflected as net of an operating expense stop of $4.25/sf through 11/28/2012 related to 241,259sf of the lease.

                            MAGUIRE PROPERTIES, INC.
                               SECOND QUARTER 2003

                 TENANT CONCESSIONS AND LEASING COMMISSIONS (1)

                                                         Q2 2003              Q1 2003         2002            2001           2000
                                                        ---------            ---------      --------      -----------      ---------
RENEWALS (2)
  Number of Leases                                              3                    4            17               12             13
  Square Feet                                              20,243               75,439       301,767          390,228        121,958
  Tenant Concession Costs per Square Foot               $    4.40            $   39.93      $   1.41      $      1.13      $      --
  Leasing Commission Costs per Square Foot (5)               0.53                 1.77          5.09             1.67           2.37
  Total Tenant Concession and Leasing Commission
    Costs per Square Foot                               $    4.93            $   41.70      $   6.50      $      2.80      $    2.37

NEW / MODIFIED LEASES (3)
  Number of Leases                                             16                    0            14               31             25
  Square Feet                                             692,884(4)(6)              0       135,265          695,111        305,173
  Tenant Concession Costs per Square Foot               $   51.66            $      --      $  31.25      $     36.25      $   35.30
  Leasing Commission Costs per Square Foot (5)               4.34                   --          7.07             6.53           6.02
  Total Tenant Concession and Leasing Commission
    Costs per Square Foot                               $   56.00            $      --      $  38.32      $     42.78      $   41.32

TOTAL
  Number of Leases                                             19                    4            31               43             38
  Square Feet                                             713,127               75,439       437,032        1,085,339        427,131
  Tenant Concession Costs per Square Foot               $   50.32            $   39.93      $  10.65      $     23.62      $   25.22
  Leasing Commission Costs per Square Foot (5)               4.23                 1.77          5.70             4.78           4.98
  Total Tenant Concession and Leasing Commission
    Costs per Square Foot                               $   54.55            $   41.70      $  16.35      $     28.40      $   30.20

(1) Based on leases executed during the period. Excludes leases of related parties and excludes build out costs for raw space. In conjunction with the offering, leasing reserves were established for tenant concessions and leasing commissions related to leases executed as of May 30, 2003.

(2) Does not include retained tenants that have relocated to new space or expanded into new space.

(3) Includes retained tenants that have relocated or expanded into new space and lease modifications.

(4) Includes lease modifications related to Gibson Dunn for 268,268sf effective July 1, 2003 and Morrison Foerster for 138,776sf effective July 1, 2004.

(5)   Leasing commission costs exclude any commission paid to related parties.

(6) Excludes 2,930sf leased to a related party and 41,238sf of raw space (incremental revenue generating) leased to Latham & Watkins.

                            MAGUIRE PROPERTIES, INC.
                               SECOND QUARTER 2003

                         HISTORICAL CAPITAL EXPENDITURES

                                                         OFFICE PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
                                                            Q2 2003         Q1 2003          2002            2001            2000
                                                          ----------      ----------      ----------      ----------      ----------
Non-recoverable Capital Expenditures                      $   77,999      $   35,878      $  697,490      $  804,588      $  363,650
Total Square Feet                                          5,771,952       5,716,600       5,720,536       5,678,444       5,669,215
Non-recoverable Capital Expenditures per Square Foot      $     0.01      $     0.01      $     0.12      $     0.14      $     0.06

Recoverable Capital Expenditures (1)                      $  488,916      $  548,393      $5,098,836      $1,434,477      $  496,436
Total Square Feet                                          5,771,952       5,716,600       5,720,536       5,678,444       5,669,215
Recoverable Capital Expenditures per Square Foot          $     0.08      $     0.10      $     0.89      $     0.25      $     0.09

(1) Recoverable capital improvements, such as equipment upgrades, are generally financed through a capital lease. The annual amortization, based on each asset's useful life, as well as any financing costs, are generally billed to tenants on an annual basis as payments are made. The amounts presented represent the total value of the improvements in the year they are completed.

                            MAGUIRE PROPERTIES, INC.
                               SECOND QUARTER 2003

                                HOTEL PERFORMANCE

                                                                              PERCENT         YTD             YTD         PERCENT
WESTIN HOTEL, PASADENA, CA (1)                     Q2 2003       Q2 2002      CHANGE     JUNE 30, 2003   JUNE 30, 2002     CHANGE
---------------------------------------------     ---------     ---------     -------    -------------   -------------    --------
Occupancy                                              72.9%         78.2%     (6.8)%           74.4%           80.9%       (8.0)%

Average Daily Rate                                $  122.64     $  129.80      (5.5)%      $  121.45       $  132.47        (8.3)%

Revenue Per Available Room (REVPAR)               $   89.44     $  101.53     (11.9)%      $   90.39       $  107.15       (15.6)%

Hotel Net Operating Income (in thousands) (2)           987         1,316     (25.0)%          1,907           3,046       (37.4)%

                      HOTEL HISTORICAL CAPITAL EXPENDITURES

WESTIN HOTEL, PASADENA, CA (1)                                  Q2 2003        Q1 2003         2002          2001          2000
------------------------------------------------------------  ----------     ----------     -----------   -----------   -----------
Hotel Improvements, Equipment Upgrades and Replacements       $  300,230(3)  $  527,129(3)  $   760,044   $   546,543   $   329,987

Total Hotel Revenue                                           $4,424,507     $4,488,456     $20,004,807   $19,345,688   $23,878,802

Recurring Hotel Improvements as a Percentage of Hotel Revenue        6.8%          11.7%            3.8%          2.8%          1.4%

(1) The Westin Hotel was operated under a DoubleTree flag until it was rebranded on December 20, 2002.

(2)   Exludes hotel capital expenditures reserve.

(3) The Westin Hotel is undergoing certain renovations through December 2005. The re-branding, upgrading and renovation costs are estimated at $10.1 million, of which $3.5 million will be funded by Westin and the remainder of which will be financed out of current and future furniture, fixture and equipment reserves and potentially from borrowings under our revolving credit facility. For the second and first quarters of 2003, renovation costs were $261,816 and $432,938, respectively.

                            MAGUIRE PROPERTIES, INC.
                               SECOND QUARTER 2003

                             VALUE CREATION PIPELINE

                                                                                AS OF JUNE 30, 2003
                                                                --------------------------------------------------------------
                                                   PERCENTAGE             DEVELOPED / DEVELOPABLE
      PROPERTY                      LOCATION         LEASED     ACREAGE         SQUARE FEET                  STATUS
-----------------------------   ----------------   ----------   -------   -----------------------    -------------------------
OPTION PROPERTIES (1) -

  1733 Ocean Avenue             Santa Monica, CA         0%       N/A              91,398            Construction Complete

  Western Asset Plaza           Pasadena, CA            71%       N/A             256,987            Estimated Completion Date
                                                                                                     December 2003

  Water's Edge I (2)            Los Angeles, CA        100%       N/A             245,530            Complete

  Water's Edge II (2)           Los Angeles, CA        N/A          2             130,000            Undeveloped

OWNED PROPERTIES -

  Glendale Center - Phase II    Glendale, CA           N/A          2             300,000            Undeveloped
                                                                                ---------
                                                                  TOTAL         1,023,915
                                                                                =========

(1) We hold options at various terms for these properties as more fully described in our prospectus dated June 24, 2003.

(2) We hold an option on a one-eighth partnership interest in these two properties.